Exhibit 10.33

Form of Amendment No. 7 to, and Consent under, the

Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

This Amendment No. 7 to, and Consent under (this “Amendment and Consent”), the Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC, a Delaware limited liability company (the “Company”), is entered into and shall be effective as of [          ], 2010, by and among the Company, the Class A Members of the Company listed on the signature pages hereof and the Persons listed as Additional Class B-1 Members on the signature pages hereof (the “Newly Admitted Members”).

WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement, dated as of July 13, 2007, as amended and restated by that certain Amended and Restated Limited Liability Company Operating Agreement, dated as of August 15, 2007, by and among the Persons listed as Class A Members on the signature pages thereof, as amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement, dated September 13, 2007, by and among the Company and the Persons listed as Class B Members on the signature pages thereof, as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of September 21, 2007, by and among the Company, TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership, MAC Equity Holdings, LLC, a Delaware limited liability company, and Newstone Capital Partners, L.P., a Delaware limited partnership, as further amended by Amendment No. 3 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of October 26, 2007, by and among the Company and the Persons listed as Additional Class B Members on the signature pages thereof, as further amended by Amendment No. 4 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of November 30, 2007, by and among the Company, the Persons listed as Original Golden Gate Members on the signature pages thereof and CCG AV, LLC - Series E, a Delaware limited liability company and an Affiliate of the Original Golden Gate Members, as further amended by Amendment No. 5 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of March 4, 2009, by and among the Company and the Persons listed as Additional Class A Members on the signature pages thereof, and as further amended by Amendment No. 6 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of September 17, 2009, by and among the Company, certain Investors of the Company listed on the signature pages thereof and the Persons listed as Additional Class B-1 Members on the signature pages thereof (the “Operating Agreement”);

WHEREAS, on April 6, 2010, AX Holding filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware pursuant to which its name was changed to Aeroflex Holding Corp. (“Aeroflex Holding”);

WHEREAS, Aeroflex Holding has filed a registration statement with the SEC relating to an initial public offering of its common stock (the “Aeroflex Holding IPO”);

WHEREAS, the parties hereto desire to amend certain provisions of the Operating Agreement in connection with the Aeroflex Holding IPO;

WHEREAS, the Board of Managers of the Company has approved the issuance of Class B-1 Membership Interests to the Newly Admitted Members and desires to admit the Newly Admitted Members; and

WHEREAS, each of the Investors listed on the signature pages hereto constitute all the Investors whose Percentage Interest is equal to or greater than 10% of the Total Percentage Interest of the Company.

NOW, THEREFORE, in consideration of the mutual agreements made herein, the Company, the Investors listed on the signature pages hereof and the Newly Admitted Members hereby agree as follows:

1.             Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

2.             In accordance with Section 3.3 and Section 7.1(a) of the Operating Agreement, effective as of the date hereof, the Newly Admitted Members are hereby admitted to the Company as Additional Class B-1 Members.

3.             Schedule A, Schedule B and Schedule B-1 to the Operating Agreement are hereby amended in the forms annexed hereto, to reflect the names, addresses, Capital Contributions, Class A Percentage Interests, Class B Percentage Interests and Class B-1 Percentage Interests of the Members after the admission of the Newly Admitted Members to the Company.  Schedule B-1 is also hereby amended to reflect the Floor with respect to the Class B-1 Membership Interests of each Class B-1 Member.

4.             By executing this Amendment and Consent, each of the Veritas Fund, Golden Gate and Goldman hereby consents, (i) in accordance with Section 7.4(a)(i) and Section 7.4(a)(v)(B) of the Operating Agreement, to the issuance by Aeroflex Holding of such number of Equity Securities in connection with the Aeroflex Holding IPO as shall be determined by Aeroflex Holding in its sole discretion, (ii) in accordance with Section 7.4(a)(ii) of the Operating Agreement, to the Transfer by the Company of such number of Equity Securities in connection with the Aeroflex Holding IPO as shall be determined by the Company in its sole discretion, (iii) in accordance with Section 7.4(a)(vi) of the Operating Agreement, to the amendment and restatement of the certificate of incorporation and bylaws of Aeroflex Holding in the form attached hereto as Exhibit A and Exhibit B, respectively, and (iv) in accordance with Section 7.4(a)(vii) of the Operating Agreement, to the execution and delivery by Aeroflex Holding of an underwriting agreement relating to the Aeroflex Holding IPO with Goldman, Sachs & Co. and the other parties thereto and the performance by Aeroflex Holdings of its obligations thereunder, and (v) in accordance with Section 3.9 and Section 7.4(a)(viii) of the Operating Agreement, to the issuance of Class B-1 Percentage Interests to the Newly Admitted Members as set forth on Schedule B-1 and (vi) in accordance with Section 7.4(a)(viii), to the amendment of the Employment Agreements of Leonard Borow, John

Adamovich, Jr., John Buyko, Charles Badlato and Carl Caruso, in the forms attached hereto as Exhibit C, Exhibit D, Exhibit E, Exhibit F, and Exhibit G, respectively.

5.             The Operating Agreement is hereby amended as follows:

(a)           The following defined terms shall be added to Article I of the Operating Agreement:

“Director Designation Agreement” means the Director Designation Agreement, dated as of November [  ], 2010, between Aeroflex Holding and the Company.

“Necessary Action” means, with respect to a specified result, all commercially reasonable actions (to the extent permitted by Applicable Law and the certificate of incorporation and bylaws of Aeroflex Holding that are within the power of the Company as a stockholder of Aeroflex Holding) necessary to cause such result, including (i) exercising its rights pursuant to the Director Designation Agreement to designate individuals to be included in the slate of nominees recommended to the stockholders of Aeroflex Holding for election of directors at any annual or special meeting of the stockholders of Aeroflex Holding at which directors of Aeroflex Holding are to be elected, (ii) causing the voting of, or providing a written consent or proxy with respect to, Voting Shares and (iii) calling and attending meetings in person or by proxy.

“VGG Nominee” has the meaning set forth in the Director Designation Agreement.

“Voting Shares” means the shares of capital stock of Aeroflex Holding that are entitled to vote generally in the election of directors.

(b)           Section 3.8 of the Operating Agreement is hereby amended by deleting the words “Notwithstanding any other provision of this Agreement, at any time from and after the occurrence of an IPO,” and replacing such words with “Notwithstanding any other provision of this Agreement, (i) at any time from and after the earlier to occur of (A) the second anniversary of the consummation of an IPO or (B) with respect to any Investor seeking to redeem its Class A Membership Interests, such time as the board of directors of Aeroflex Holding does not contain at least one director designated by such Investor, unless due to an action, omission or decision by such Investor or any of its designees to the board of directors of Aeroflex Holding, provided that in the event Aeroflex Holding fails to nominate to the board of directors of Aeroflex Holding a particular VGG Nominee selected by an Investor to the board of directors of Aeroflex Holding in accordance with Section 2(d) of the Director Designation Agreement, the failure by such Investor to select an acceptable Replacement VGG Nominee (as defined below) shall be deemed for the purpose of this clause (B) to be an action or decision by such Investor to not designate a director to serve on the board of directors of Aeroflex Holding, or (ii) with the prior written approval of each of the

Veritas Fund (so long as Veritas owns Membership Interests), Golden Gate (so long as Golden Gate owns Membership Interests) and Goldman (so long as Goldman owns Membership Interests), at any time from and after the consummation of an IPO,”.

(c)           Section 4.2(a) is hereby amended by adding the following language to the end of the last sentence thereof:  “Notwithstanding anything in this Agreement to the contrary, (i) the Employment/Directorship Date for each of Andrew Kaminsky and Edward Wactlar shall be November [   ], 2010 and (ii) the Reduction Percentage for David Markman shall be determined as follows:  (A) if his Termination Date is prior to November [   ], 2011, the Reduction Percentage shall be 100%, (B) if his Termination Date is on or after November [  ], 2011 but prior to November [  ], 2012, the Reduction Percentage shall be 50% and (B) if his Termination Date is on or after November [   ], 2012, the Reduction Percentage shall be 0%.”

(d)           Section 7.2(k) of the Operating Agreement shall be deleted in its entirety and shall be replaced with the following:  “[Reserved]”.

(e)           Section 7.2 of the Operating Agreement is hereby amended to add the following Sections 7.2(o), 7.2(p), 7.2(q), 7.2(r) and 7.2(s):

“(o) At all times commencing upon the consummation of the Aeroflex Holding IPO and continuing until such time as Aeroflex Holding is required to comply with Rule 303A.01 of the New York Stock Exchange Listed Company Manual (the “NYSE Majority Independent Board Rule”), the Company shall take all Necessary Action to cause each Manager appointed pursuant to Section 7.2(b), (c), (d) or (f) to be elected to the board of directors of Aeroflex Holding.  Notwithstanding the foregoing and notwithstanding anything to the contrary in Section 7.2(b), (c) or (d), in the event any of Veritas, Golden Gate or Goldman gain the right to appoint any additional Managers solely as a result of an increase in its Percentage Interest following the exercise by any Class A Member of its redemption rights pursuant to Section 3.8, the Company shall not be required to take any action (but may do so in its sole discretion) to seek to cause any such newly-appointed Manager to be elected to the board of directors of Aeroflex Holding in accordance with the preceding sentence until the next meeting of stockholders at which directors are elected.

(p)  Subject to Section 7.2(r), during such time as Aeroflex Holding is required to comply with the NYSE Majority Independent Board Rule and the Company is entitled, pursuant to the Director Designation Agreement, to nominate four VGG Nominees, the persons the Company shall nominate as VGG Nominees shall be selected as follows:  two of such VGG Nominees shall be Managers selected by Veritas, one of such VGG Nominees shall be a Manager selected by Golden Gate and one of such VGG Nominees shall be a Manager selected by Goldman.  In the event Aeroflex Holding fails to nominate a particular VGG Nominee selected by an Investor to the board of directors of Aeroflex

Holding in accordance with Section 2(d) of the Director Designation Agreement, such Investor shall have the right to select a replacement VGG Nominee (a “Replacement VGG Nominee”).  Notwithstanding any other provision of this Agreement, such Replacement VGG Nominee need not be a Manager.

(q)  Except as permitted pursuant to the last sentence of Section 7.2(s), the Company shall not take any action, including, without limitation, causing the voting of, or providing a written consent or proxy with respect to, Voting Shares, to remove any VGG Nominee from the board of directors of Aeroflex Holding without the prior written consent of the Investor who selected such VGG Nominee in accordance with Section 2(p).  In the event of a vacancy on the board of directors of Aeroflex Holding arising through the death, resignation, disqualification or removal of a VGG Nominee selected by any of Veritas, Golden Gate or Goldman pursuant to Section 7.2(p), the Company shall take all Necessary Action to fill such vacancy with a Manager selected by the Investor who selected the VGG Nominee whose death, resignation, disqualification or removal created such vacancy, to the extent that, following such selection, the number of Managers appointed by such Investor who are then serving as directors of Aeroflex Holding does not exceed the number of VGG Nominees which such Investor would be entitled to select pursuant to Section 7.2(p) if an election of directors of Aeroflex Holding was held on the date of such selection.

(r)  Notwithstanding anything in Section 7.2(p) to the contrary, following the redemption of Class A Membership Interests by any Investor pursuant to Section 3.8, the rights of such redeeming Investor to select VGG Nominees pursuant to Section 7.2(p) shall immediately terminate and, unless otherwise agreed upon by the remaining Investors, the Company shall decline to exercise its rights pursuant to Section 2(b) of the Director Designation Agreement to nominate such number of VGG Nominees that such redeeming Investor had the right to select pursuant to Section 7.2(p) immediately prior to such redemption.  For the avoidance of doubt, except as otherwise agreed upon by the remaining Investors, no non-redeeming Investor shall gain the right to select additional persons to be nominated as VGG Nominees following any such redemption.  Except as expressly permitted by the first sentence of this Section 7.2(r), the Company hereby agrees that, to the extent prejudicial to an Investor, it will not (i) decline to exercise any of its rights pursuant to the Director Designation Agreement, (ii) waive any provision of the Director Designation Agreement or (iii) agree to any amendment of the Director Designation Agreement, in each case without the prior written approval of each of the Veritas Fund (so long as Veritas owns Membership Interests), Golden Gate (so long as Golden Gate owns Membership Interests) and Goldman (so long as Goldman owns Membership Interests).

(s)  Each Investor shall cause any Manager appointed by it pursuant to Section 7.2(b), (c), (d) or (f) who has been nominated to the board of directors of Aeroflex Holding pursuant to this Agreement and the Director Designation Agreement to immediately resign from the board of directors of Aeroflex Holding (i) upon the redemption of Class A Membership Interests by such Investor pursuant to Section 3.8 or (ii) in the event such Manager (A) is removed from the Board of Managers pursuant to Section 7.2(f) or resigns from the Board of Managers or becomes disabled or (B) is required to resign from the Board of Managers pursuant to Section 7.2(g).  If, on the date that Aeroflex Holding first is required to comply with the NYSE Majority Independent Board Rule, the number of Managers appointed by any Investor that are then serving as directors of Aeroflex Holding exceeds the number of VGG Nominees which such Investor would be entitled to select pursuant to Section 7.2(p) if an election of directors of Aeroflex Holding was held on such date (the “Director Appointment Maximum”), such Investor shall immediately cause the resignation from the board of directors of Aeroflex Holding of that number of Managers that is in excess of the Director Appointment Maximum.  In the event any Investor shall fail to cause the resignation of any Manager in accordance with this Section 7.2(s), the Company shall be authorized to take all Necessary Action to remove any such Manager from the board of directors of Aeroflex Holding.”

(f)            Section 8.4 of the Operating Agreement shall be deleted in its entirety and shall be replaced by the notation “[Reserved]”.

(g)           Section 8.6 of the Operating Agreement shall be amended for the purpose of correcting an error in clause (B) of the proviso thereof by replacing the term “Auction Sale” with “Sale Transaction”.

(h)           All references to Section 8.4 in the Operating Agreement shall be disregarded and all defined terms used exclusively in Section 8.4 shall be deleted.

6.             All other terms of the Operating Agreement shall remain in full force and effect and, by their execution of this Amendment and Consent, each Newly Admitted Member makes the representations and warranties set forth in Section 5.2 of the Operating Agreement and agrees to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

7.             This Amendment and Consent may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or same counterpart.

[The remainder of this page is intentionally left blank.]

In WITNESS WHEREOF, the parties hereto have duly executed this Amendment and Consent as of the date first above written.

VGG HOLDING LLC

By:
Name:
Title:

Amendment No. 7 and Consent to the
Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

Investor Signature Pages

THE VERITAS CAPITAL FUND III, L.P.

By:
Name:
Title:

AX HOLDING LLC

By:
Name:
Title:

GOLDEN GATE CAPITAL INVESTMENT FUND II, L.P.
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II, L.P.
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

GOLDEN GATE CAPITAL INVESTMENT FUND II (AI), L.P.
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II (AI), L.P.
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

GOLDEN GATE CAPITAL ASSOCIATES II-QP, LLC
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

GOLDEN GATE CAPITAL ASSOCIATES II-AI, LLC
By: Golden Gate Capital Management II, LLC, its Authorized Signatory

By:
Name:
Title:

CCG AV, LLC - SERIES A
By: Golden Gate Capital Management, LLC, its Authorized Signatory

By:
Name:
Title:

CCG AV, LLC - SERIES C
By: Golden Gate Capital Management, LLC, its Authorized Signatory

By:
Name:
Title:

CCG AV, LLC - SERIES I
By: Golden Gate Capital Management, LLC, its Authorized Signatory

By:
Name:
Title:

GS DIRECT, L.L.C.

By:
Name:
Title:

Amendment No. 7 and Consent to the
Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

Additional Class B-1 Member Signature Page

Andrew Kaminsky
Name of Additional Class B-1 Member

Class B-1 Percentage Interest: 0.10000000%

Signature

Amendment No. 7 and Consent to the
Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

Additional Class B-1 Member Signature Page

Edward Wactlar
Name of Additional Class B-1 Member

Class B-1 Percentage Interest: 0.10000000%

Signature

Amendment No. 7 and Consent to the
Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

Additional Class B-1 Member Signature Page

David Markman
Name of Additional Class B-1 Member

Class B-1 Percentage Interest: 0.10000000%

Signature

Exhibit A

Amended and Restated Certificate of Incorporation

Exhibit B

Amended and Restated Bylaws

Exhibit C

Amendment No. 2  to the Employment Agreement of Leonard Borow

Exhibit D

Amendment No. 5 to the Employment Agreement of John Adamovich, Jr.

Exhibit E

Amendment No. 2  to the Employment Agreement of John Buyko

Exhibit F

Amendment No. 3  to the Employment Agreement of Charles Badlato

Exhibit G

Amendment No. 5  to the Employment Agreement of Carl Caruso